FOR IMMEDIATE RELEASE

American Realty Capital Properties Moves First Quarter 2014 Financial Results Release Date and
Earnings Conference Call to May 8, 2014

New York, New York, April 18, 2014 -- American Realty Capital Properties, Inc. (“ARCP”) (NASDAQ: ARCP) announced today it has moved its first quarter 2014 financial results release date to before market open on Thursday, May 8, 2014 and will host a conference call and webcast on that same day at 3:00 p.m. Eastern Time to discuss such financial results. Details of the conference call are as follows:

Live Conference Call and Webcast Details*

Domestic Dial-In Number: 1-888-317-6003

International Dial-In Number: 1-412-317-6061

Canada Dial-In Number: 1-866-284-3684

Conference ID: 8166540

Webcast: http://arcpreit.com/Q12014EarningsCall/

*Participants should dial in 10-15 minutes early.

Conference Call Replay Details

Domestic Dial-In Number: 1-877-344-7529

International Dial-In Number: 1-412-317-0088

Canada Dial-In Number: 1-855-669-9658

Conference ID: 10044445

Date Available: May 8, 2014 (one hour after the end of the conference call) to May 23, 2014 at 9:00 a.m. ET

About ARCP

ARCP is a self-managed publicly traded Maryland corporation listed on The NASDAQ Global Select Market, focused on acquiring and owning single tenant freestanding commercial properties subject to net leases with high credit quality tenants.

Forward-Looking Statements

Information set forth herein (including information included or incorporated by reference herein) contains "forward-looking statements" (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect ARCP's expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, the combined company's plans, market and other expectations, objectives, intentions, as well as any expectations with respect to the combined company and estimates of growth, including funds from operations and adjusted funds from operations and other statements that are not historical facts. Additional factors that may affect future results are contained in ARCP's filings with the SEC, which are available at the SEC's website at www.sec.gov. ARCP disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.

Contacts

Anthony J. DeFazio	Brian S. Block, CFO, Treasurer, Secretary and EVP
DDCworks	American Realty Capital Properties, Inc.
tdefazio@ddcworks.com	bblock@arcpreit.com
Ph: 484-342-3600	Ph: 212-415-6500